UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)
                                           December 10, 2004 (December 9, 2004)
                                           -----------------------------------


                           Anthracite Capital, Inc.
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            (Exact name of registrant as specified in its charter)


       Maryland                         001-13937              13-397-8906
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(State or other jurisdiction          (Commission           (IRS Employer
    of incorporation)                 File Number)          Identification No.)


         40 East 52nd Street, New York, New York                10022
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          (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code   (212) 409-3333
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                                     N/A
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        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.   Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers.

On December 10, 2004, Anthracite Capital, Inc. (the "Company") issued a press release announcing that it had appointed a new Chief Financial Officer, a new President and a new Chief Investment Officer. Jim Lillis will serve as Chief Financial Officer, Richard Shea will serve as President and Chief Operating Officer, and Dan Sefcik will serve as Chief Investment Officer. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1.

Item 8.01.  Other Events.

On December 10, 2004, the Company announced that its Board of Directors declared a fourth quarter 2004 cash dividend of $0.28 per share of common stock. The common stock cash dividend will be payable on February 1, 2005 to stockholders of record on December 31, 2004. The annualized dividend yield is 9.2% based upon the $12.18 closing price of the Company's common stock on December 9, 2004. The Company's Board of Directors also declared a cash dividend for the quarterly period ending January 31, 2005 of $0.5859375 per share of Series C Preferred Stock. The Series C Preferred Stock cash dividend will be payable on January 31, 2005 to stockholders of record on January 10, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1  Press Release issued by Anthracite Capital, Inc., dated December 10, 2004.



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                                                                  Exhibit 99.1



Contact: Brian Beades
         212-754-5596
         ahr-info@blackrock.com


     Anthracite Capital Announces Cash Dividend of $0.28 Per Common Share

NEW YORK, NY, December 10, 2004 - Anthracite Capital, Inc. ("Anthracite" or the "Company") (NYSE: AHR) announced today that its Board of Directors declared a fourth quarter 2004 cash dividend of $0.28 per share of common stock. The common stock cash dividend will be payable on February 1, 2005 to stockholders of record on December 31, 2004. The annualized dividend yield is 9.2% based upon the $12.18 closing price of Anthracite's common stock on December 9, 2004.

The Company's Board of Directors also declared a cash dividend for the quarterly period ending January 31, 2005 of $0.5859375 per share of Series C Preferred Stock. The Series C Preferred Stock cash dividend will be payable on January 31, 2005 to stockholders of record on January 10, 2005.

The Company also announced the following refinements to the existing organizational structure:

Richard M. Shea will assume the title of President in addition to his existing role of Chief Operating Officer. Mr. Shea is a Managing Director of BlackRock, Inc. ("BlackRock") and has been with Anthracite since its inception in 1998. Mr. Shea's responsibilities will continue to include capital management, investor relations and day-to-day operations of the Company as well as overseeing all treasury and reporting functions. Mr. Shea will continue to report to Chris Milner, the Company, the Company's Chief Executive Officer.

James J. Lillis has been appointed Chief Financial Officer. While new to the Anthracite team, Mr. Lillis has been with BlackRock for over nine years and is a CPA with extensive experience in public company reporting and compliance issues. He is a Managing Director at BlackRock and a senior executive of BlackRock's financial unit. During his time at BlackRock, Mr. Lillis has been responsible for management reporting, budgeting and forecasting, corporate tax and insurance planning, and assisting with strategic initiatives including mergers and acquisitions. Mr. Lillis spent the first nine years of his career at KPMG Peat Marwick. In his new role as Chief Financial Officer, Mr. Lillis will report to Mr. Milner and Mr. Shea. Mr. Lillis' responsibilities will include financial reporting, compliance, and accounting functions as well as assisting in investor relations and capital management.

Daniel P. Sefcik will be assuming the title of Chief Investment Officer. Prior to this appointment, Mr. Sefcik was the Company's Chief Credit Officer, where he was instrumental in creating a real estate credit risk platform and philosophy that is consistent with BlackRock's policy of extensive risk analysis and investment discipline. Mr. Sefcik is a Managing Director at BlackRock and reports to Mr. Milner.

Mr. Milner commented, "The addition of James Lillis as our full time Chief Financial Officer adds important capacity and expertise to our firm and demonstrates our commitment to best practice financial management of Anthracite. The additional responsibilities of Richard and Dan are consistent with the significant value that they have each added to the Company."

About Anthracite
Anthracite Capital, Inc. is a specialty finance company focused on investments in high yield commercial real estate loans and related securities. Anthracite is externally managed by BlackRock Financial Management, Inc., which is a subsidiary of BlackRock, Inc. ("BlackRock") (NYSE:BLK), one of the largest publicly traded investment management firms in the United States with approximately $323.5 billion in global assets under management as of September 30, 2004. BlackRock is a member of The PNC Financial Services Group, Inc. ("PNC") (NYSE:PNC), a diversified financial services organization. Through its affiliates, PNC originates commercial, multifamily and residential real estate loans, and services $92.6 billion in commercial mortgage loans for third parties through its Midland Loan Services, Inc. subsidiary as of September 30, 2004.

Forward Looking Statements
This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as "trend," "opportunity," "pipeline," "believe," "comfortable," "expect," "anticipate," "current," "intention," "estimate," "position," "assume," "potential," "outlook," "continue," "remain," "maintain," "sustain," "seek," "achieve," and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "may" or similar expressions. Anthracite cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and Anthracite assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

In addition to factors previously disclosed in Anthracite's Securities and Exchange Commission (the "SEC") reports and those identified elsewhere in this press release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in the value of Anthracite's assets; (3) the relative and absolute investment performance and operations of Anthracite's manager; (4) the impact of increased competition; (5) the impact of capital improvement projects; (6) the impact of future acquisitions; (7) the unfavorable resolution of legal proceedings; (8) the extent and timing of any share repurchases; (9) the impact, extent and timing of technological changes and the adequacy of intellectual property protection; (10) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to Anthracite, BlackRock or PNC; (11) terrorist activities, which may adversely affect the general economy, real estate, financial and capital markets, specific industries, and Anthracite and BlackRock; (12) the ability of Anthracite's manager to attract and retain highly talented professionals; (13) fluctuations in foreign currency exchange rates; and (14) the impact of changes to tax legislation and, generally, the tax position of the Company.

Anthracite's Annual Report on Form 10-K for the year ended December 31, 2003 and Anthracite's subsequent reports filed with the SEC, accessible on the SEC's website at www.sec.gov, identify additional factors that can affect forward-looking statements.

To learn more about Anthracite Capital, Inc., visit our website at www.anthracitecapital.com.

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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ANTHRACITE CAPITAL, INC.


                                           By: /s/  Robert L. Friedberg
                                              ------------------------------
                                           Name:  Robert L. Friedberg
                                           Title: Vice President and Secretary

                                           Dated: December 10, 2004



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                           ANTHRACITE CAPITAL, INC.
                          CURRENT REPORT ON FORM 8-K
               Report dated December 10, 2004 (December 9, 2004)


                                 EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

99.1            Press Release issued by Anthracite Capital, Inc., dated
                December 10, 2004.